--------------------------------
                        Semiannual Report April 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                   Quest Value
                                   Fund, Inc.


                                [GRAPHIC OMITTED]


                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

11 Statement of
   Investments

14 Statement of
   Assets and
   Liabilities

16 Statement of
   Operations

17 Statements of
   Changes in
   Net Assets

18 Financial Highlights

22 Notes to Financial
   Statements

27 Officers and
   Directors

28 Information and
   Services


 Report highlights
--------------------------------------------------------------------------------

o 4-star Morningstar ranking: The Fund's Class A shares were ranked 4 stars overall by Morningstar for the combined 3-, 5- and 10-year periods ended March 31, 1998, among 2,437 (3-year), 1,363 (5-year) and 698 (10-year) domestic equity funds.(1)

o We found values in the stocks of what we believe are well- managed companies that were unduly punished in the aftermath of the financial crisis in Asia.

-------------------------------------
 Cumulative Total Returns
-------------------------------------

For the 6-Month Period
Ended 4/30/98

Class A

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------------
 17.86%           11.08%
-------------------------------------

Class B

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------------
 17.58%           12.58%
-------------------------------------

Class C

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------------
 17.57%           16.57%
-------------------------------------

Class Y

 Without          With
 Sales Chg.(2)    Sales Chg.(3)
-------------------------------------
 18.09%           18.09%
-------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1). Source: Morningstar, Inc. 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. The Fund's Class A shares were ranked 4 stars (3-year), 4 stars (5-year) and 4 stars (10-year) weighted 20%/30%/50%, respectively.

(2). Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

(3). Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. This performance is not annualized. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


                      2 Oppenheimer Quest Value Fund, Inc.

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Quest Value Fund, Inc.

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their his torical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert sub stantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1998


                      3 Oppenheimer Quest Value Fund, Inc.

 Performance update
--------------------------------------------------------------------------------

------------------------------
 Avg Annual Total Returns
------------------------------
For the Periods Ended 3/31/98(1)

Class A

 1 year  5 year 10 year
------------------------------
 31.60%  19.14% 16.36%
------------------------------

Class B

                Since
 1 year  5 year Inception
------------------------------
 33.92%  N/A    20.48%
------------------------------

Class C

                Since
 1 year  5 year Inception
------------------------------
 38.00%  N/A    20.70%
------------------------------

Class Y

                Since
 1 year  5 year Inception
------------------------------
 40.17%  N/A    33.40%
------------------------------

------------------------------
 Cumulative Total Return
------------------------------
For the Period Ended 3/31/98(1)

Class A

 5 year
------------------------------
 140.09%     $24,009(4)
------------------------------

Oppenheimer Quest Value Fund, Inc. Class A shares provided a cumulative total return, without sales charges, of 17.86% for the six-month period ended April 30, 1998.(2) In addition, the Fund's Class A shares were ranked 4 stars overall by Morningstar for the combined 3-, 5- and 10-year periods ended March 31, 1998, among 2,437 (3-year), 1,363 (5-year) and 698 (10-year) domestic equity funds.(3)

Growth of $10,000
Over five years(4)
(without sales charges)

[The following table was originally a mountain graph in the printed materials.]

                  Oppenheimer
              Quest Value Fund, Inc.
                 Class A shares         S&P 500 Index
--------------------------------------------------------------------------------
3/93                10000.0               10000.0
--------------------------------------------------------------------------------
6/93                10149.1               10048.7
--------------------------------------------------------------------------------
9/93                10372.9               10308.3
--------------------------------------------------------------------------------
12/93               10391.4               10547.3
--------------------------------------------------------------------------------
3/94                10132.1               10147.4
--------------------------------------------------------------------------------
6/94                10287.7               10190.1
--------------------------------------------------------------------------------
9/94                10737.3               10688.4
--------------------------------------------------------------------------------
12/94               10479.9               10686.7
--------------------------------------------------------------------------------
3/95                11640.2               11727.2
--------------------------------------------------------------------------------
6/95                12847.3               12846.7
--------------------------------------------------------------------------------
9/95                13923.3               13867.6
--------------------------------------------------------------------------------
12/95               14369.0               14702.5
--------------------------------------------------------------------------------
3/96                15658.8               15491.7
--------------------------------------------------------------------------------
6/96                16122.4               16186.9
--------------------------------------------------------------------------------
9/96                16999.0               16687.1
--------------------------------------------------------------------------------
12/96               18042.6               18078.2
--------------------------------------------------------------------------------
3/97                18213.2               18562.8
--------------------------------------------------------------------------------
6/97                20678.0               21803.5
--------------------------------------------------------------------------------
9/97                22171.8               23436.8
--------------------------------------------------------------------------------
12/97               22823.4               24107.7
--------------------------------------------------------------------------------
3/98                25474.0               27472.8
--------------------------------------------------------------------------------

(1). Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/30/80. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.

(2). Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                      4 Oppenheimer Quest Value Fund, Inc.

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Quest Value Fund, Inc. is for investors looking for capital appreciation.

Asset Allocation(5)

[The following table was originally a pie chart in the printed materials.]

o Equities               85.9%
o Cash Equivalents       14.1

What We Look For

o Quality established businesses.
o Management motivated to work for shareholders.
o Companies believed to be undervalued.
o High return on capital vs. high growth.

Top 10 Stock Holdings(5)

--------------------------------------------------------------------------------
 ACE Ltd.                    5.6%   May Department Stores Cos.       2.6%
--------------------------------------------------------------------------------
 EXEL Ltd.                   5.3    General Re Corp.                 2.5
--------------------------------------------------------------------------------
 Lockheed Martin Corp.       4.0    Everest Reinsurance
                                    Holdings, Inc.                   2.4
--------------------------------------------------------------------------------
 Green Tree Financial Corp.  4.0    Textron, Inc.                    2.4
--------------------------------------------------------------------------------
 McDonald's Corp.            2.6    Tenet Healthcare Corp.           2.4
--------------------------------------------------------------------------------

Top 5 Industries(5)

--------------------------------------------------------------------------------
 Insurance                                             19.4%
--------------------------------------------------------------------------------
 Manufacturing                                         11.0
--------------------------------------------------------------------------------
 Diversified Financials                                 8.3
--------------------------------------------------------------------------------
 Leisure & Entertainment                                6.4
--------------------------------------------------------------------------------
 Banks                                                  5.4
--------------------------------------------------------------------------------

(3). Source: Morningstar, Inc. 3/31/98. The Fund's Class A shares were ranked 4 stars (3-year), 4 stars (5-year) and 4 stars (10-year) weighted 20%/30%/50%, respectively.

(4). Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

(5). Portfolio is subject to change. Percentages are as of April 30, 1998, and are based on total market value of investments.


                      5 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
"We're pleased that we've participated in much of the stock market's gains."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the six-month period ended April 30, 1998?

We are pleased with the Fund's performance in this somewhat volatile market. More specifically, Oppenheimer Quest Value Fund, Inc. Class A shares provided a cumulative total return, without sales charges, of 17.86% for the six-month period ended April 30, 1998.(1)

How did the Asian financial crisis, which occurred last October, affect the Fund?

Although some of the stocks in the portfolio were indirectly affected by Asia's financial problems, we believe that the overall effect has been positive for the Fund. That's because the crisis provided some attractive opportunities to buy stocks inexpensively. These purchases included large, well-managed U.S. companies whose stocks, in our opinion, were unduly punished in the crisis's aftermath. Most of these companies' stock prices have rebounded nicely since we invested in them.

Did the Fund's composition change significantly over the past six months?

Not significantly. It's important to understand that, unlike some stock funds, we don't allocate assets to achieve a predetermined balance among industries or market sectors. Instead, we take a "bottom-up" approach in which we look at individual companies one by one. We buy stocks that we believe meet our stringent criteria for growth and value, regardless of their industry affiliations.

(1). Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                      6 Oppenheimer Quest Value Fund, Inc.

[PHOTO]

Portfolio Manager
Eileen Rominger

However, our bottom-up approach sometimes leads to a concentration of assets in specific industries. Over the past three years or so, the fund has had significant holdings in the financial industry. Our investments in this market sector have included a very diverse, even eclectic, group of companies. For example, insurance companies comprised a significant part of the portfolio during the reporting period. While these stocks have performed extremely well individually, the insurance industry as a whole has produced lackluster performance. We think this is evidence that our bottom-up approach to investing is working.

What individual stocks contributed most to the Fund's performance over the past six months?

Two of our insurance stocks, ACE Ltd. and EXEL Ltd., continued to produce outstanding gains. Both companies are fast-growing and have the lowest cost structures in their respective markets.

      In addition, we've enjoyed strong performance from Carnival Corp. Carnival Corp. has the largest market share in the cruise line industry and is also the most efficient. Carnival reinvests its profits in the business and keeps its ships extremely fresh and contemporary, which is very appealing to customers. What's more, there are considerable barriers to competition in the cruise industry because building ships is very expensive and time-consuming.


                      7 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
"We buy those stocks that we believe meet our stringent criteria for growth and value, regardless of their industry affiliations."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

Countrywide Credit Industries, Inc., a leading originator and servicer of residential mortgages, has also contributed substantially to performance. Even though Countrywide Credit is the leader in the industry, they have only a 5% market share. In our view, that gives them plenty of room to grow in a fragmented industry. Because it is among the industry's most efficient lenders, Countrywide Credit has the ability to compete effectively, not just in packaging and securitizing mortgages, but in originating them as well.

About 14% of the Fund's asset are in cash equivalents as of April 30. Why?

We've reduced our holdings of certain stocks that have reached their target prices. By selling stocks that we no longer consider compelling values, we believe we are reducing the valuation risk in the portfolio.

      We view our cash position as a byproduct of our investment approach, not as a comment on the direction of the market. If we are taking profits when additional investments are flowing into the Fund, or when assets are awaiting reinvestment, we will allow cash investments to build up temporarily.


                      8 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
"We've cut back on ownership of certain stocks as they've reached their target prices."

Did any stocks disappoint you over the period?

Everest Re represents one investment that has not yet met our expectations. This reinsurance company assumes some of the risk carried by primary insurance companies in return for part of the premium. Everest Re enjoys a good market position in a very profitable business. The company's balance sheet is well-capitalized, and its management is capable and experienced. Yet, as of April 30, Everest Re's stock was selling at a substantial discount to the market. We believe that this is the best kind of "disappointment" to have in the portfolio because we expect to be rewarded for our patience when Everest Re reaches a more reasonable valuation.

What is your outlook for the foreseeable future?

Investors have experienced a remarkably strong stock market for more than three years. At some point, the market is likely to consolidate its gains. We don't make market predictions, but it's safe to say that we do not believe the market will produce returns of 30% or more every year.

      We've attempted to structure the portfolio so that it can participate in most of the gains in rising markets, but avoid some of the volatility in declining markets. In our view, this prudent approach to investing should serve our shareholders well in the months ahead.


                      9 Oppenheimer Quest Value Fund, Inc.

 Financials
--------------------------------------------------------------------------------




                     10 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--85.4%
--------------------------------------------------------------------------------
Basic Materials--6.1%
--------------------------------------------------------------------------------
Chemicals--4.6%
Du Pont (E.I.) De Nemours & Co.                          370,000  $   26,940,625
--------------------------------------------------------------------------------
Hercules, Inc.                                           241,000      11,522,812
--------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.                 620,000      30,341,250
                                                                  --------------
                                                                      68,804,687

--------------------------------------------------------------------------------
Paper--1.5%
Champion International Corp.                             430,000      23,139,375
--------------------------------------------------------------------------------
Consumer Cyclicals--12.4%
--------------------------------------------------------------------------------
Autos & Housing--0.5%
Security Capital Group, Inc., Cl. B(1)                   262,850       7,951,212
--------------------------------------------------------------------------------
Leisure & Entertainment--6.4%
AMR Corp.(1)                                             187,000      28,494,125
--------------------------------------------------------------------------------
Carnival Corp., Cl. A                                    400,000      27,825,000
--------------------------------------------------------------------------------
McDonald's Corp.                                         630,000      38,981,250
                                                                  --------------
                                                                      95,300,375

--------------------------------------------------------------------------------
Media--2.9%
Omnicom Group, Inc.                                      511,000      24,208,625
--------------------------------------------------------------------------------
Reed International plc, Sponsored ADR                    240,000       8,820,000
--------------------------------------------------------------------------------
WPP Group plc, Sponsored ADR                             166,000      10,686,250
                                                                  --------------
                                                                      43,714,875

--------------------------------------------------------------------------------
Retail: General--2.6%
May Department Stores Cos                                623,000      38,431,312
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--8.2%
--------------------------------------------------------------------------------
Food--1.7%
Diageo plc, Sponsored ADR                                522,720      25,123,230
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--4.2%
Becton, Dickinson & Co.                                  398,000      27,710,750
--------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                955,500      35,771,531
                                                                  --------------
                                                                      63,482,281

--------------------------------------------------------------------------------
Tobacco--2.3%
Philip Morris Cos., Inc.                                 935,000      34,887,187
--------------------------------------------------------------------------------
Energy--0.6%
--------------------------------------------------------------------------------
Energy Services & Producers--0.6%
Anadarko Petroleum Corp.                                 119,300       8,738,725


                     11 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
--------------------------------------------------------------------------------
Financial--33.0%
--------------------------------------------------------------------------------
Banks--5.4%
BankBoston Corp.                                         263,000  $   28,387,563
--------------------------------------------------------------------------------
Citicorp                                                 175,000      26,337,500
--------------------------------------------------------------------------------
Wells Fargo & Co.                                         69,666      25,671,921
                                                                  --------------
                                                                      80,396,984

--------------------------------------------------------------------------------
Diversified Financial--8.3%
Countrywide Credit Industries, Inc.                      620,000      29,992,500
--------------------------------------------------------------------------------
Freddie Mac                                              752,000      34,827,000
--------------------------------------------------------------------------------
Green Tree Financial Corp.                             1,450,000      59,087,500
                                                                  --------------
                                                                     123,907,000

--------------------------------------------------------------------------------
Insurance--19.3%(2)
ACE Ltd.                                               2,208,600      83,650,725
--------------------------------------------------------------------------------
AFLAC, Inc.                                              379,050      24,638,250
--------------------------------------------------------------------------------
American International Group, Inc.                        88,500      11,643,281
--------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                       880,000      36,300,000
--------------------------------------------------------------------------------
EXEL Ltd.                                              1,051,400      78,526,438
--------------------------------------------------------------------------------
General Re Corp.                                         164,000      36,664,250
--------------------------------------------------------------------------------
Mid Ocean Ltd.                                           219,600      16,552,350
                                                                  --------------
                                                                     287,975,294

--------------------------------------------------------------------------------
Industrial--16.5%
--------------------------------------------------------------------------------
Industrial Materials--1.1%
Armstrong World Industries, Inc.                         190,000      16,292,500
--------------------------------------------------------------------------------
Industrial Services--0.8%
Donnelley (R.R.) & Sons Co.                              280,000      12,337,500
--------------------------------------------------------------------------------
Manufacturing--11.0%
AlliedSignal, Inc.                                       300,000      13,143,750
--------------------------------------------------------------------------------
Caterpillar, Inc.                                        580,000      33,023,750
--------------------------------------------------------------------------------
Dover Corp.                                              730,000      28,835,000
--------------------------------------------------------------------------------
LucasVarity plc, ADR                                     720,900      32,440,500
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                     130,000      12,268,750
--------------------------------------------------------------------------------
Tenneco, Inc.                                            196,000       8,440,250
--------------------------------------------------------------------------------
Textron, Inc.                                            460,000      35,995,000
                                                                  --------------
                                                                     164,147,000

--------------------------------------------------------------------------------
Transportation--3.6%
Canadian Pacific Ltd. (New)                            1,000,000      29,437,500
--------------------------------------------------------------------------------
Union Pacific Corp.                                      450,000      24,637,500
                                                                  --------------
                                                                      54,075,000


                     12 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
--------------------------------------------------------------------------------
Technology--7.3%
--------------------------------------------------------------------------------
Aerospace/Defense--4.0%
Lockheed Martin Corp.                                    540,000  $   60,142,500
--------------------------------------------------------------------------------
Computer Hardware--0.5%
Adaptec, Inc.(1)                                         300,000       7,106,250
--------------------------------------------------------------------------------
Electronics--2.8%
Arrow Electronics, Inc.(1)                               159,000       4,342,688
--------------------------------------------------------------------------------
Avnet, Inc.                                              381,000      23,502,938
--------------------------------------------------------------------------------
Solectron Corp.(1)                                       300,000      13,293,750
                                                                  --------------
                                                                      41,139,376

--------------------------------------------------------------------------------
Utilities--1.3%
--------------------------------------------------------------------------------
Telephone Utilities--1.3%
Sprint Corp.                                             285,200      19,482,725
                                                                  --------------
Total Common Stocks (Cost $875,567,589)                            1,276,575,388

                                                        Face
                                                        Amount
================================================================================
Short-Term Notes--14.0%(3)
--------------------------------------------------------------------------------
American Express Credit Corp.:
5.49%, 5/11/98                                      $ 10,000,000       9,984,750
5.53%, 5/4/98                                         10,443,000      10,438,188
--------------------------------------------------------------------------------
Associates Corp. of North America:
5.50%, 5/7/98                                         50,000,000      49,953,750
5.50%, 6/17/98                                        11,377,000      11,295,307
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.50%, 5/21/98                 33,905,000      33,801,401
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 5/18/98       10,007,000       9,959,606
--------------------------------------------------------------------------------
Goldman Sachs Group LP:
5.51%, 5/7/98                                         40,700,000      40,662,624
5.52%, 5/11/98                                        13,929,000      13,907,681
--------------------------------------------------------------------------------
IBM Credit Corp., 5.48%, 5/4/98                       18,089,000      18,080,739
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.53%, 6/25/98             12,219,000      12,115,766
                                                                  --------------
Total Short-Term Notes (Cost $210,199,812)                           210,199,812

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,085,767,401)           99.4%  1,486,775,200
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              0.6       8,379,126
                                                     -----------  --------------
Net Assets                                                 100.0% $1,495,154,326
                                                     ===========  ==============

(1). Non-income producing security.

(2). The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

(3). Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                      13 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $1,085,767,401)--
see accompanying statement                                        $1,486,775,200
--------------------------------------------------------------------------------
Cash                                                                      60,574
--------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                           7,856,445
Investments sold                                                       3,452,961
Interest and dividends                                                 1,255,022
--------------------------------------------------------------------------------
Other                                                                     72,112
                                                                  --------------
Total assets                                                       1,499,472,314

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                  1,983,350
Shares of capital stock redeemed                                       1,829,550
Distribution and service plan fees                                       301,655
Transfer agent and accounting services fees                               49,302
Directors' fees                                                            6,078
Other                                                                    148,053
                                                                  --------------
Total liabilities                                                      4,317,988

================================================================================
Net Assets                                                        $1,495,154,326
                                                                  ==============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                              $   65,342,833
--------------------------------------------------------------------------------
Additional paid-in capital                                           952,622,698
--------------------------------------------------------------------------------
Undistributed net investment income                                    2,880,162
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              73,300,834
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                   401,007,799
                                                                  --------------
Net assets                                                        $1,495,154,326
                                                                  ==============


                      14 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $914,467,471 and 39,724,552 shares of capital stock outstanding)       $23.02

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $24.42

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $450,641,942 and 19,883,025 shares of capital stock
outstanding)                                                              $22.66

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $124,607,359 and 5,499,314 shares of capital stock
outstanding)                                                              $22.66

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $5,437,554 and 235,942 shares of capital
stock outstanding)                                                        $23.05

See accompanying Notes to Financial Statements.


                      15 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $134,915)            $  7,129,533
--------------------------------------------------------------------------------
Interest                                                               6,647,077
                                                                    ------------
Total income                                                          13,776,610

================================================================================
Expenses
Management fees--Note 4                                                5,684,065
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                1,958,909
Class B                                                                1,783,070
Class C                                                                  499,316
--------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4:
Class A                                                                  337,365
Class B                                                                  161,564
Class C                                                                   46,019
Class Y                                                                    3,673
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                   91,428
Class B                                                                   56,833
Class C                                                                   15,953
Class Y                                                                      825
--------------------------------------------------------------------------------
Shareholder reports                                                      125,622
--------------------------------------------------------------------------------
Directors' fees and expenses                                              31,636
--------------------------------------------------------------------------------
Custodian fees and expenses                                               21,587
--------------------------------------------------------------------------------
Legal and auditing fees                                                   17,116
--------------------------------------------------------------------------------
Other                                                                     47,431
                                                                    ------------
Total expenses                                                        10,882,412

================================================================================
Net Investment Income                                                  2,894,198

================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      73,329,110
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                       131,967,352
                                                                    ------------
Net realized and unrealized gain                                     205,296,462

================================================================================
Net Increase in Net Assets Resulting from Operations                $208,190,660
                                                                    ============

See accompanying Notes to Financial Statements.


                      16 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months Ended  Year Ended
                                                       April 30, 1998    October 31,
                                                       (Unaudited)       1997
=========================================================================================
Operations
Net investment income                                  $    2,894,198    $    4,771,423
---------------------------------------------------------------------------------------
Net realized gain                                          73,329,110        47,887,290
---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     131,967,352       127,277,273
                                                       --------------    --------------
Net increase in net assets resulting from operations      208,190,660       179,935,986

=======================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                    (3,823,160)       (1,801,385)
Class B                                                      (722,423)         (107,344)
Class C                                                      (193,328)          (27,574)
Class Y                                                       (30,052)               --

---------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                   (30,481,723)      (22,962,861)
Class B                                                   (13,495,685)       (6,696,217)
Class C                                                    (3,754,863)       (1,768,806)
Class Y                                                      (142,430)               --

=======================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                   118,041,918       186,699,902
Class B                                                   107,210,320       151,470,057
Class C                                                    29,761,616        42,571,844
Class Y                                                     1,830,138         2,817,095

=======================================================================================
Net Assets
Total increase                                            412,390,988       530,130,697
---------------------------------------------------------------------------------------
Beginning of period                                     1,082,763,338       552,632,641
                                                       --------------    --------------
End of period (including undistributed net investment
income of $2,880,162 and $4,754,927, respectively)     $1,495,154,326    $1,082,763,338
                                                       ==============    ==============

See accompanying Notes to Financial Statements.


                      17 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                   Class A
                                                   ---------------------------------------------------
                                                   Six Months Ended
                                                   April 30, 1998  Year Ended October 31,
                                                   (Unaudited)     1997        1996(3)     1995
======================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $20.49          $17.30      $14.51      $12.59
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .06             .11         .08         .12(4)
Net realized and unrealized gain (loss)                3.45            4.07        3.79        2.71
                                                     ------          ------      ------      ------
Total income (loss) from investment
operations                                             3.51            4.18        3.87        2.83
------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                   (.11)           (.07)       (.10)       (.08)
Distributions from net realized gain                   (.87)           (.92)       (.98)       (.83)
                                                     ------          ------      ------      ------
Total dividends and distributions to shareholders      (.98)           (.99)      (1.08)       (.91)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $23.02          $20.49      $17.30      $14.51
                                                     ======          ======      ======      ======

======================================================================================================
Total Return, at Net Asset Value(5)                   17.86%          25.41%      28.39%      24.74%

======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $914,467        $699,230    $412,246    $282,615
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $791,248        $560,582    $338,429    $257,240
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           0.65%(6)        0.74%       0.58%       0.90%
Expenses                                               1.56%(6)        1.60%       1.71%       1.68%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             13.2%           19.7%       36.0%       36.0%
Average brokerage commission rate(8)                $0.0579         $0.0573     $0.0559          --

(1). For the period from December 16, 1996 (inception of offering) to October 31, 1997.

(2). For the period from September 1, 1993 (inception of offering) to October 31, 1993.

(3). On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

(4). Based on average shares outstanding for the period.

(5). Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      18 Oppenheimer Quest Value Fund, Inc.

                                                                        Class B
                                              ------------------------  ---------------------------------------------------------
                                                                        Six Months Ended
                                                                        April 30, 1998  Year Ended October 31,
                                              1994         1993         (Unaudited)     1997        1996(3)    1995       1994
=================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $12.51       $11.71       $20.17          $17.08      $14.37    $12.53     $12.51
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .09(4)       .05(4)       .02             .05         .05       .05(4)     .02(4)
Net realized and unrealized gain (loss)            .50         1.34         3.39            3.97        3.71      2.69        .50
                                                ------       ------       ------          ------      ------    ------    -------
Total income (loss) from investment
operations                                         .59         1.39         3.41            4.02        3.76      2.74        .52
---------------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income              (.04)        (.05)        (.05)           (.01)       (.07)     (.07)      (.03)
Distributions from net realized gain              (.47)        (.54)        (.87)           (.92)       (.98)     (.83)      (.47)
                                                ------       ------       ------          ------      ------    ------     ------
Total dividends and distributions to
shareholders                                      (.51)        (.59)        (.92)           (.93)      (1.05)     (.90)      (.50)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.59       $12.51       $22.66          $20.17      $17.08    $14.37     $12.53
                                                ======       ======       ======          ======      ======    ======     ======

=================================================================================================================================
Total Return, at Net Asset Value(5)               5.01%       12.27%       17.58%          24.71%      27.76%    24.08%      4.43%

=================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $238,085     $245,320     $450,642        $298,348    $111,130   $38,557    $14.373
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $237,923     $205,074     $360,409        $200,572     $68,175   $25,393     $8,341
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      0.72%        0.40%        0.14%(6)        0.25%       0.06%     0.36%      0.14%
Expenses                                          1.71%        1.75%        2.07%(6)        2.10%       2.26%     2.21%      2.24%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        49.0%        27.0%        13.2%           19.7%       36.0%     36.0%      49.0%
Average brokerage commission rate(8)                --           --      $0.0579         $0.0573     $0.0559        --         --

(6). Annualized.

(7). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $323,080,159 and $135,510,770, respectively.

(8). Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


                      19 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                   Class B      Class C
                                                   ----------   ----------------------------
                                                   Year Ended  Six Months Ended  Year Ended
                                                   October 31, April 30, 1998    October 31,
                                                   1993(2)     (Unaudited)       1997
============================================================================================
Per Share Operating Data
Net asset value, beginning of period               $12.66        $20.17           $17.07
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         (.01)(4)       .02              .05
Net realized and unrealized gain (loss)              (.14)         3.39             3.98
                                                   ------        ------           ------
Total income (loss) from investment
operations                                           (.15)         3.41             4.03
--------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                   --          (.05)            (.01)
Distributions from net realized gain                   --          (.87)            (.92)
                                                   ------        ------           ------
Total dividends and distributions to shareholders      --          (.92)            (.93)
--------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.51        $22.66           $20.17
                                                   ======        ======           ======

============================================================================================
Total Return, at Net Asset Value(5)                 (1.19)%       17.57%           24.79%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $2,015      $124,607          $82,098
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $1,136      $100,927          $55,969
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       (1.19)%(6)      0.14%(6)         0.25%
Expenses                                             2.27%(6)      2.07%(6)         2.10%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           27.0%         13.2%            19.7%
Average brokerage commission rate(8)                   --       $0.0579          $0.0573

(1). For the period from December 16, 1996 (inception of offering) to October 31, 1997.

(2). For the period from September 1, 1993 (inception of offering) to October 31, 1993.

(3). On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

(4). Based on average shares outstanding for the period.

(5). Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                      20 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                Class Y
                                                   -------------------------------------------  ----------------------------
                                                                                                Period Ended    Period Ended
                                                                                                April 30, 1998  October 31,
                                                   1996(3)   1995        1994       1993(2)     (Unaudited)     1997(1)
============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $14.35    $12.52     $12.50     $12.66      $20.55          $16.50
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .04       .04(4)     .01(4)    (.01)(4)     .11             .10
Net realized and unrealized gain (loss)               3.71      2.70        .51       (.15)       3.44            3.95
                                                    ------    ------     ------     ------      ------          ------
Total income (loss) from investment
operations                                            3.75      2.74        .52       (.16)       3.55            4.05
----------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                  (.05)     (.08)      (.03)        --        (.18)             --
Distributions from net realized gain                  (.98)     (.83)      (.47)        --        (.87)             --
                                                    ------    ------     ------     ------      ------          ------
Total dividends and distributions to shareholders    (1.03)     (.91)      (.50)        --       (1.05)             --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.07    $14.35     $12.52     $12.50      $23.05          $20.55
                                                    ======    ======     ======     ======      ======          ======

============================================================================================================================
Total Return, at Net Asset Value(5)                  27.73%    24.10%      4.45%     (1.26)%     18.09%          24.55%

============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $29,256   $10,140     $3,581       $221      $5,438          $3,086
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $18,099    $6,711     $1,725       $169      $4,085          $1,372
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          0.06%     0.31%      0.09%     (0.90)%      1.03%(6)        1.20%(6)
Expenses                                              2.20%     2.26%      2.28%      2.27%       1.17%(6)        1.19%(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            36.0%     36.0%      49.0%      27.0%       13.2%           19.7%
Average brokerage commission rate(8)               $0.0559        --         --         --     $0.0579         $0.0573

(6). Annualized.

(7). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $323,080,159 and $135,510,770, respectively.

(8). Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


                      21 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund seeks its investment objective through investment in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                      22 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      23 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Capital Stock

The Fund has authorized 100 million shares of $1.00 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                             Six Months Ended April 30, 1998     Year Ended October 31, 1997(1)
                             -------------------------------     ------------------------------
                             Shares        Amount                Shares        Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          7,035,432    $150,938,135          15,030,841    $278,180,029
Dividends and distributions
reinvested                    1,630,197      32,669,070           1,380,466      23,316,006
Redeemed                     (3,071,690)    (65,565,287)         (6,112,033)   (114,796,133)
                             ----------   -------------         -----------   -------------
Net increase                  5,593,939    $118,041,918          10,299,274    $186,699,902
                             ==========   =============         ===========   =============

-------------------------------------------------------------------------------------------
Class B:
Sold                          5,350,322    $113,496,052           9,222,271    $169,517,668
Dividends and distributions
reinvested                      679,359      13,430,925             382,280       6,387,808
Redeemed                       (935,420)    (19,716,657)         (1,323,617)    (24,435,419)
                             ----------   -------------         -----------   -------------
Net increase                  5,094,261    $107,210,320           8,280,934    $151,470,057
                             ==========   =============         ===========   =============

-------------------------------------------------------------------------------------------
Class C:
Sold                          1,661,546     $35,003,860           2,955,467     $54,066,076
Dividends and distributions
reinvested                      192,927       3,812,229             105,641       1,764,202
Redeemed                       (425,772)     (9,054,473)           (704,333)    (13,258,434)
                             ----------   -------------         -----------   -------------
Net increase                  1,428,701     $29,761,616           2,356,775     $42,571,844
                             ==========   =============         ===========   =============

-------------------------------------------------------------------------------------------
Class Y:
Sold                             99,591      $2,136,596             176,674      $3,355,435
Dividends and distributions
reinvested                        8,611         172,481                  --              --
Redeemed                        (22,484)       (478,939)            (26,450)       (538,340)
                             ----------   -------------         -----------   -------------
Net increase                     85,718      $1,830,138             150,224      $2,817,095
                             ==========   =============         ===========   =============

(1). For the year ended October 31, 1997 for Class A, B and C and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

================================================================================
3. Unrealized Gains and Losses on Investments

At April 30, 1998, net unrealized appreciation on investments of $401,007,799 was composed of gross appreciation of $406,850,754, and gross depreciation of $5,842,955.


                      24 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85% of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of the Fund's average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1998, the Manager paid $1,878,756 to the Sub-Advisor.

               For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,054,734, of which $553,038 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,638,399 and $297,540, respectively, of which $215,761 and $4,902, respectively, was paid to an affiliated broker/dealer. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $273,875 and $21,481, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $528,355. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.

               The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of shareholder accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1998, OFDI paid $39,316 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.


                      25 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for it's services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI paid $6,211 and $2,230, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,545,233 and $313,844, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $9,594,018 for Class B and $1,022,437 for Class C.

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended April 30, 1998.


                      26 Oppenheimer Quest Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Value Fund, Inc.
--------------------------------------------------------------------------------


================================================================================
Officers and Directors   Bridget A. Macaskill, Chairman of the Board of
                           Directors and President
                         Paul Y. Clinton, Director
                         Thomas W. Courtney, Director
                         Lacy B. Herrmann, Director
                         George Loft, Director
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             State Street Bank and Trust Company
Portfolio Securities

================================================================================
Independent Accountants  Price Waterhouse LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      27 Oppenheimer Quest Value Fund, Inc.

Internet

24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions

Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink

24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RS0225.001.0498  June 29, 1998